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                                                                    EXHIBIT 23.2


                              ACCOUNTANTS' CONSENT


The Board of Directors
Guest Supply, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                            /s/ KPMG LLP


Short Hills, New Jersey
March 1, 2001